UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2007

Dominion Resources, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240.13e-4(c))

Item 5.02- Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers.

On March 30, 2007, the Dominion Resources, Inc. (Dominion) Compensation, Governance and Nominating (CGN) Committee approved the 2007 Long-Term Compensation Program (the “Program”) for its officers, including those officers named in Dominion’s 2007 Proxy Statement. The Program is being awarded pursuant to Dominion’s 2005 Incentive Compensation Plan and consists of two components of equal value: a restricted stock grant and a cash-based performance grant. The restricted stock is subject to a three-year cliff vesting period, while payout of the performance grant will be based on the achievement of two performance metrics: total shareholder return versus the 2007 peer group and return on invested capital. Payout on the performance grant will be made by March 15, 2009, with the amount of the award to vary depending on the level of achievement of the performance metrics. The Forms of Restricted Stock Grant and Performance Grants under the Program are included as Exhibits 10.1 and 10.2.

Also on March 30, 2007, the CGN Committee approved a separate 2007 Long-Term Compensation Program for the President and Chief Executive Officer of Dominion Exploration & Production, Inc. (the “E&P Program”). The E&P Program is being awarded pursuant to Dominion’s 2005 Incentive Compensation Plan and consists of two components: a restricted stock grant and a cash-based performance grant. The restricted stock is subject to a one year vesting period, while the payout of the performance grant will be based on the achievement of funding and payout goals established for the Dominion Exploration & Production segment under Dominion’s 2007 Annual Incentive Plan. Payout on the performance grant will be made by March 15, 2008, with the amount of the award to vary depending on the level of achievement of the performance metrics. The Forms of Restricted Stock Grant and Performance Grants under the E&P Program are included as Exhibits 10.3 and 10.4.

Item 9.01.  Financial Statements and Exhibits.

Exhibit
10.1	2007 Long-Term Compensation Program - Form of Restricted Stock Grant
10.2	2007 Long-Term Compensation Program - Form of Performance Grant
10.3	2007 Long-Term Compensation Program (E&P) Form of Restricted Stock Grant
10.4	2007 Long-Term Compensation Program (E&P) Form of Performance Grant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/Patricia A. Wilkerson Patricia A. Wilkerson Vice President and Corporate Secretary

Date: April 5, 2007